EX-32.1 4 exhibit32-1.htm CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES- OXLEY ACT OF 2002

     CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND

CHIEF FINANCIAL OFFICER PURSUANT TO

     18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Douglas Waugh, Chief Executive Officer and Chief Financial Officer of Fortuna Gaming Corp. (the “Company”), hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(i)

the Annual Report on Form 10-KSB of the Company, for the fiscal year ended October 31, 2005, and to which this certification is attached as Exhibit 32 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Douglas Waugh
Name:	Douglas Waugh
Title:	Chief Executive Officer
and Chief Financial Officer
Date:	September 19, 2006